Vanguard Emerging Markets Stock Index Fund

Vanguard European Stock Index Fund

Vanguard FTSE All-World ex-US Index Fund

Vanguard FTSE All-World ex-US Small-Cap Index Fund

Vanguard Global ex-U.S. Real Estate Index Fund

Vanguard Pacific Stock Index Fund

Vanguard Tax-Managed International Fund

Vanguard Total International Stock Index Fund

Vanguard Total World Stock Index Fund

Supplement to the Prospectus

Each Fund’s dividend distribution frequency has changed from annual to quarterly.

The first quarterly dividend payment will be made in September 2012 and will include income earned from the first through third quarters. The fourth quarter payment will be made in December 2012.

Prospectus Text Changes

In the Dividends, Capital Gains, and Taxes section, under “Fund Distributions,” the text is revised to indicate that income dividends are generally distributed quarterly in March, June, September, and December; and that capital gains distributions, if any, generally occur annually in December.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS DIV 022012